UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2019

RESTORATION ROBOTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38238	06-1681204
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

128 Baytech Drive

San Jose, California

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (408) 883-6888

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	HAIR	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On October 4, 2019, Restoration Robotics, Inc., a Delaware corporation (“Restoration Robotics” and the “Company”), held its annual meeting of stockholders (the “Annual Meeting”) to consider certain proposals related to the Agreement and Plan of Merger and Reorganization (the “Merger Agreement”), dated March 15, 2019, as amended on August 14, 2019, by and between the Company, Radiant Merger Sub Ltd., a direct, wholly-owned subsidiary of Restoration Robotics incorporated under the laws of Israel (“Merger Sub”), and Venus Concept Ltd., a company organized under the laws of Israel (“Venus Concept”). Upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into Venus Concept, with Venus Concept surviving as a wholly-owned subsidiary of Restoration Robotics (the “Merger”).

As of September 6, 2019, the record date for the Annual Meeting, there were 40,857,012 shares of common stock of Restoration Robotics outstanding, each of which was entitled to one vote for each proposal at the Annual Meeting. At the Annual Meeting, a total of 34,622,671 shares of common stock, representing approximately 84.74% of the shares entitled to vote, were present in person or represented by proxy, constituting a quorum to conduct business.

At the Annual Meeting, Company stockholders considered nine proposals, each of which is described in more detail in a definitive proxy statement filed by the Company with the Securities and Exchange Commission on September 10, 2019 (the “Notice”). The final results regarding each proposal are set forth below.

Proposal No. 1:

The Company’s stockholders approved the issuance of shares of common stock of the Company to shareholders of Venus Concept, pursuant to the terms of the Merger Agreement.

Votes For	Votes Against	Abstentions	Broker Non-Votes
22,630,652	108,946	58,435	11,824,638

Proposal No. 2:

The Company’s stockholders approved (i) the issuance of shares of common stock of Restoration Robotics upon the conversion of the $29.05 million aggregate principal amount of convertible notes issued by Venus Concept in June and August 2019, referred to in the Notice as the Venus Concept note conversion, and (ii) the issuance of shares of common stock of Restoration Robotics upon the conversion of the $7.0 million aggregate principal amount of convertible notes issued by Restoration Robotics in February and August 2019, referred to in the Notice as the Restoration Robotics note conversion.

Votes For	Votes Against	Abstentions	Broker Non-Votes
22,662,742	76,360	58,931	11,824,638

Proposal No. 3:

The Company’s stockholders approved the potential issuance of shares of Restoration Robotics common stock, or securities convertible into Restoration Robotics common stock, in one or more non-public capital-raising transactions, or offerings, referred to as the new equity financing, subject to the following limitations:

•

the aggregate number of shares issued in the offerings will not exceed 150.0 million shares of Restoration Robotics common stock (including pursuant to any convertible debt or equity securities, options, warrants, or other rights for or convertible into Restoration Robotics common stock), subject to adjustment for any stock split, recapitalization or reverse stock split effected prior to the offerings;

•	the total aggregate consideration will not exceed $60.0 million;

•

the maximum discount at which securities will be offered will be equivalent to a discount of 50% below the market price of Restoration Robotics common stock at the time Restoration Robotics or Venus Concept enters into agreements relating to the offerings in recognition of the limited public float of Restoration Robotics common stock and historical volatility making the pricing discount of

Restoration Robotics common stock that may be required by investors at any particular time difficult to predict at this time;

•	such offerings will occur, if at all, on or before December 31, 2019; and

•	such other terms as the Restoration Robotics Board shall deem to be in the best interests of Restoration Robotics and its stockholders, not inconsistent with the foregoing.

Votes For	Votes Against	Abstentions	Broker Non-Votes
22,479,467	180,541	138,025	11,824,638

Proposal No. 4:

The Company’s stockholders approved the amendment and restatement of the Restoration Robotics 2017 Equity Incentive Plan, or the 2017 Plan, to increase the total number of shares of Restoration Robotics common stock currently available for issuance under the 2017 Plan by 6,750,000 shares, prior to giving effect to the reverse split to be effected in connection with the merger, and certain other amendments to the 2017 Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
21,491,713	1,123,036	183,284	11,824,638

Proposal No. 5:

The Company’s stockholders approved an amendment to the amended and restated certificate of incorporation of Restoration Robotics changing the Restoration Robotics corporate name to “Venus Concept Inc.”

Votes For	Votes Against	Abstentions	Broker Non-Votes
34,215,009	257,209	150,453	34,662,671

Proposal No. 6:

The Company’s stockholders approved an amendment to the amended and restated certificate of incorporation of Restoration Robotics to effect a reverse stock split of Restoration Robotics’ issued and outstanding common stock within a range, as determined by the Restoration Robotics board of directors, of every 10 to 15 shares (or any number in between) of outstanding Restoration Robotics common stock being combined and reclassified into one share of Restoration Robotics common stock.

Votes For	Votes Against	Abstentions	Broker Non-Votes
22,564,476	78,342	155,215	11,824,638

Proposal No. 7:

The Company’s stockholders voted for the following Class II Directors (provided, however, that if the Merger is completed, the board of directors will be reconstituted as provided in the Merger Agreement):

Director	Votes For	Withheld	Broker Non-Votes
Frederic Moll, M.D.	21,901,123	896,910	11,824,638
Craig Taylor	22,356,956	441,077	11,824,638

Proposal No. 8:

The Company’s stockholders ratified the selection of Grant Thornton LLP, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 (provided, however, that it is likely that the combined company may decide to engage a new independent registered public accounting firm immediately or shortly after the merger is completed).

Votes For	Votes Against	Abstentions	Broker Non-Votes
34,338,339	142,363	141,969	—

Proposal No. 9:

The Company’s stockholders voted for an adjournment of the Restoration Robotics annual meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal Nos. 1, 2, 3, 4 and 6 (collectively the “Merger Proposals”).

Votes For	Votes Against	Abstentions	Broker Non-Votes
33,040,506	1,434,137	148,028	—

Item 8.01.	Other Events.

Press Release

On October 7, 2019, the Company issued a press release announcing stockholder approval of the Merger Proposals, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is filed herewith.

Exhibit No.	Description

99.1	Press release, dated October 7, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESTORATION ROBOTICS, INC.

Date: October 7, 2019	By:	/s/ Ryan Rhodes Ryan Rhodes President, Chief Executive Officer